Tax Status	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The Plan qualifies under section 1081.01 of the 2011 PR Code and complies with all applicable requirements of both Title I of ERISA and the 2011 PR Code. The Plan is comprised of the Banco Popular Master Defined Contribution Retirement Plan and received a favorable determination letter from the Hacienda dated February 12, 2013. The Plan administrator believes that in design and operation, the Plan continues to operate in compliance with applicable law.
Accounting principles generally accepted in the United States of America require Plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.